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                                                                 Exhibit 99.6

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Form 8-K of our report dated February 1, 2002, except for Note 18 to which the date is February 15, 2002. It should be noted that we have not audited any financial statements of the company subsequent to December 31, 2001 or performed any audit procedures subsequent to the date of our report.


/s/ Arthur Andersen LLP
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Minneapolis, Minnesota
March 4, 2002